                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 18, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                             FREEREALTIME.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      000-27493                 33-0881720
(State or other Jurisdiction     (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification Number)


    3333 MICHELSON DRIVE, SUITE 430                           92612
           IRVINE, CALIFORNIA                               (Zip Code)
    (Address of principal executive
               offices)


                                 (949) 833-2959
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On August 18, 2000, pursuant to that certain Agreement and Plan of Merger dated as of June 6, 2000 (the "Merger Agreement") by and among Freerealtime.com, Inc., a Delaware corporation ("Freerealtime"), and RedChip.com, Inc., a Delaware corporation ("RedChip"), RedChip was merged with a wholly-owned subsidiary of Freerealtime (the "Merger"). Following the Merger, RedChip survived as a wholly-owned subsidiary of Freerealtime. The Merger Agreement was filed previously as Exhibit 2.1 to Freerealtime's Current Report on Form 8-K dated June 6, 2000.

        The Merger Agreement was amended by the First Amendment to Agreement and Plan of Merger dated as of August 10, 2000 (the "First Amendment"). The First Amendment modifies certain provisions in the Merger Agreement including provisions relating to the treatment of the RedChip stock options and the amendment also adjusts the Exchange Ratio to .3935408.

        Upon consummation of the Merger, each outstanding share of common stock, $ 0.01 par value per share, of RedChip (the "RedChip Common Stock") was converted into the right to receive .3935408 shares of common stock, $ 0.001 par value per share, of Freerealtime (the "Freerealtime Common Stock"). It is expected that up to 3,999,925 shares and certain cash amounts in lieu of fractional shares of Freerealtime Common Stock will be issued upon conversion of outstanding shares of RedChip Common Stock. The Merger consideration was determined based upon negotiations between Freerealtime and RedChip.

        In addition, on August 21 , 2000, Freerealtime issued a press release announcing the consummation of the Merger. The press release is attached as
Exhibit 99.2 hereto.


ITEM 5. OTHER EVENTS

        On August 9, 2000 the board of directors of Freerealtime (the "Board") approved an amendment to the bylaws of Freerealtime which constitutes the whole Board at not less than three (3) and not more than thirteen (13) members. The Board elected Byron Roth, Jonathan Mork, Marcus Robins, and further allowed for the election of another director who will be named later by the Board, to fill the existing vacancies on the Board. As a result of these elections, the current Board consists of eleven (11) persons.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired (RedChip.com, Inc.).

            At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the required financial statements for the Business Acquired. The Registrant will file such required financial statements under cover of Form 8-K/A as soon as practicable, but no later than 60 days following the date of this Report.

        (b) Pro Forma Financial Information.

            Not Applicable.

        (c) Exhibits.

            See Exhibit Index on page 3.



                                      E-2
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                                  EXHIBIT INDEX


 Exhibit
   No.                                   Description
----------             -------------------------------------------------
   2.1         Agreement and Plan of Merger dated as of June 6, 2000, between
               RedChip.com, Inc., a Delaware corporation, and Freerealtime.com,
               Inc., a Delaware corporation, as amended (the "Merger Agreement")
               (1)

   2.2 First Amendment to the Agreement and Plan of Merger dated as of August 10, 2000, between Freerealtime.com, Inc., a Delaware corporation, FRT Merger Sub, Inc., a Delaware corporation, and
               RedChip.com, Inc., a Delaware corporation

   99.1        Joint Press Release, dated June 7, 2000, issued by
               Freerealtime.com, Inc. (1)

   99.2        Press Release, dated August 21, 2000, issued by Freerealtime.com,
               Inc.

   (1) Previously filed as an exhibit to Registrant's Form 8-K filed on June 14, 2000.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Freerealtime.com, Inc.


Date:    August 31, 2000               By:  /s/ Michael Neufeld
                                           -------------------------------------
                                           Michael Neufeld
                                           Executive Vice President, Chief
                                           Financial Officer and Secretary